UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2009

NEULION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 5, 2009, NeuLion, Inc. (“NeuLion”) entered into an Acquisition Agreement (the “Acquisition Agreement”) with Interactive Netcasting Systems Inc., a corporation existing under the federal laws of Canada (“INSINC”) and Hugh Dobbie, Jr., the President and majority shareholder of INSINC, whereby NeuLion has agreed, subject to the terms and conditions contained in the Acquisition Agreement, to implement a plan of arrangement (the “Arrangement”) under section 192 of the Canada Business Corporations Act.

Pursuant to the Arrangement, in exchange for all of the outstanding securities of INSINC, shareholders of INSINC (the “INSINC Shareholders”) will be paid an aggregate of CDN $2,500,000 in cash, 6 million common shares of NeuLion (the “NeuLion Common Shares”), one million common share purchase warrants to acquire NeuLion Common Shares at USD $1.35 per share and 500,000 common share purchase warrants to acquire NeuLion Common Shares at USD $1.80 per share (such aggregate of 1,500,000 warrants, the “Warrants”).  The Warrants expire on the second anniversary of the date that the Arrangement is effected.  The Arrangement, if approved by the INSINC Shareholders, and if other closing conditions are met or waived, is expected to be effected on or about November 1, 2009.

In connection with the Acquisition Agreement, Mr. Dobbie and Dowco Computer Systems Ltd. (“Dowco Computer”), who together hold approximately 70% of the issued and outstanding common shares of INSINC (the “INSINC Common Shares”), have entered into a Voting Support Agreement with NeuLion, dated as of October 5, 2009 (the “Voting Support Agreement”).  Pursuant to the Voting Support Agreement, each of Mr. Dobbie and Dowco Computer agreed, among other things and subject to certain exceptions, to vote all of the INSINC Common Shares held by such person (a) in favor of the special resolution to approve the adoption of the Acquisition Agreement and the Arrangement (the “Arrangement Resolution”); and (b) generally against any action or agreement that would in any manner impede, frustrate or nullify the Acquisition Agreement or the Arrangement.  The Voting Support Agreement becomes terminable upon the earlier of December 31, 2009 and the termination of the Acquisition Agreement in accordance with its terms.

INSINC is required under the Acquisition Agreement to apply to the Supreme Court of British Columbia to obtain an interim order (the “Interim Order”) to approve the calling of a special meeting (the “INSINC Meeting”) of the INSINC Shareholders to consider the Arrangement Resolution, amongst other related matters.

The Acquisition Agreement contains customary representations and warranties for a transaction of this type along with covenants of INSINC with respect to certain matters, including, without limitation, the conduct of its business in the ordinary course and the recommendation by the board of directors of INSINC to INSINC Shareholders that they vote in favor of the Arrangement Resolution.

The completion of the Arrangement is subject to a number of customary conditions precedent, including that the Arrangement be approved by the INSINC Shareholders and that the Supreme Court of British

Columbia grant a final order approving the Arrangement.  In addition, the Arrangement and the listing on the Toronto Stock Exchange of the NeuLion Common Shares to be issued pursuant to the Arrangement are subject to the approval of the Toronto Stock Exchange.

The obligation of NeuLion to consummate the Arrangement is subject to certain further conditions in its favor, including that INSINC shall have applied for the Interim Order no later than October 8, 2009 and that holders of no more than 5% of the INSINC Common Shares shall have exercised the rights of dissent in respect of the Arrangement.

The parties to the Acquisition Agreement have agreed that whether the Arrangement is consummated, all fees, costs and expenses (including legal, accounting and investment banking fees and expenses) incurred in connection with the Acquisition Agreement and the transactions contemplated thereby will be paid by the party incurring the fee, cost or expense.

The Acquisition Agreement may be terminated:

(a)           by mutual consent of INSINC and NeuLion at any time prior to the date the Arrangement is effective (the “Effective Date”), even if and after the Shareholders have approved the Acquisition Agreement and the Arrangement; and

(b)           by either INSINC or NeuLion at any time after November 15, 2009 if the Effective Date shall not have occurred on or before November 15, 2009, provided that the right to terminate the Acquisition Agreement shall not be available to any party whose action or failure to act (i) has been the cause of or resulted in the failure to consummate the transactions contemplated by this Acquisition Agreement and (ii) constitutes a breach of the Acquisition Agreement.

After the Arrangement is effected, Mr. Dobbie will become an employee of NeuLion.  Subject to compliance with applicable law, and in consideration for Mr. Dobbie’s becoming an employee, promptly following the time the Arrangement is effected NeuLion shall grant to Mr. Dobbie employee stock options to purchase 500,000 NeuLion Common Shares.  The options will have an exercise price that reflects the close-of-day market price of the NeuLion Common Shares on the business day immediately prior to the Effective Date and will vest in accordance with the schedule set forth in the option grant agreement to be executed by Mr. Dobbie and NeuLion.

A copy of the press release issued in connection with the announcement of the execution of the Acquisition Agreement is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Safe Harbor Statement; Forward-Looking Language

This report and the exhibits furnished herewith may contain, in addition to historical information, certain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Forward-looking statements can by identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. Forward-looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, the Company cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and the Company assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: the integration of the businesses of NeuLion and INSINC, our continued relationships with our channel partners, general economic and market segment conditions, competitor activity, product capability and acceptance, rates, technology changes and international risk and currency exchange.  More specific risks include that the merged entity will not be able to realize some or all of the expected synergies due to incompatibilities in the merging businesses, the inability of management to bring about such synergies or a changing business environment rendering such synergies inadvisable or uneconomical. After integrating the businesses the suite of service offerings may not perform as expected if shifting demand moves in a direction away from the expected business model of the merged entity, if competitors are able to take market share away from the merged entity or if changing technology adversely impacts the merged businesses.  In addition, while the Company expects its content partners and those of INSINC to continue and expand their relationship with the merged entity, there can be no assurance that such relationships will continue as expected, or at all.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of the

Company’s 2008 annual MD&A and AIF filed on www.sedar.com and Registration Statement on Form 10, as amended, available on www.sec.gov.

Disclaimer

THIS IS NOT AN OFFER TO SELL NEULION SECURITIES.  Information contained in this Current Report on Form 8-K is not an offer to sell NeuLion securities or the solicitation of an offer to buy such securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 3.02.              Unregistered Sales of Equity Securities

The information set forth under “Item 1.01.  Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

The issuance of the NeuLion Shares and the Warrants under the Arrangement on the Effective Date is expected to be exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.  Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear.  The Arrangement will be subject to the approval of the Supreme Court of British Columbia.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated October 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: October 6, 2009	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary